Exhibit 10.1
SECOND AMENDMENT
TO FOURTH AMENDED AND RESTATED REVOLVING LOAN AGREEMENT
     This Second Amendment to Fourth Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of October 6, 2009, by and between ViaSat, Inc., a Delaware corporation (“Borrower”), each lender party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”) that is a signatory hereto, UNION BANK, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), BANK OF AMERICA, N.A., as Syndication Agent, JPMORGAN CHASE BANK, N.A., as Documentation Agent, BANC OF AMERICA SECURITIES LLC and UNION BANK, N.A., as Joint Lead Arrangers and Joint Book Runners and UNION BANK, N.A., as Collateral Agent (in such capacity, “Collateral Agent;” collectively, the “Agents”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“New Lender”).
RECITALS
     Borrower, Agents and the Lenders are parties to that certain Fourth Amended and Restated Revolving Loan Agreement dated as of July 1, 2009 (as amended from time to time, including by that certain First Amendment to Fourth Amended and Restated Revolving Loan Agreement dated as of September 30, 2009, collectively, the “Credit Agreement”). New Lender wishes to become a Lender under the Credit Agreement, and the parties desire to so amend the Credit Agreement, in accordance with the terms of this Amendment. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Credit Agreement.
     NOW, THEREFORE, the parties agree as follows:
     1. New Lender hereby is added to the Credit Agreement as “Co-Agent” and as a Lender (provided that, the title of “Co-Agent” shall not connote a co-agency role as Administrative Agent or Collateral Agent). References in the Loan Documents to “Agents” shall hereby include New Lender in its capacity as Co-Agent. References in the Loan Documents to “Lender” or “Lenders” shall hereby mean and include New Lender. New Lender shall be deemed to be a Lender under the Credit Agreement for all intents and purposes. All loans made by New Lender under the Credit Agreement shall be “Loans” under, and as defined in, the Credit Agreement.
     2. New Lender hereby has all of the rights and obligations of a “Lender” under the Loan Documents. New Lender hereby (x) agrees to be bound by all of the terms and conditions of the Credit Agreement and (y) appoints and authorizes the Administrative Agent and the Collateral Agent to take such actions on New Lender’s behalf and to exercise such powers as delegated to the Administrative Agent and the Collateral Agent, respectively, under the Loan Documents, subject to all the terms and conditions of the Loan Documents, including Article 10 of the Credit Agreement.
     3. Borrower, Agents and the Lenders hereby agree to increase the Commitment, and the Lenders’ respective Pro Rata Shares, in accordance with the terms of Section 2.8 of the Credit Agreement (as in effect prior to the date of this Amendment; compliance with which hereby is acknowledged by Administrative Agent), and in the amounts and percentages set forth in Schedule 1.1 to the Credit Agreement, as amended hereby. Borrower, Agents and the Lenders hereby agree to waive the requirement under Section 2.8(c) of the Credit Agreement that New Lender execute and deliver to Administrative Agent and Borrower a Commitment Assignment and Acceptance.
     4. The following defined term hereby is amended and restated in Section 1.1 of the Credit Agreement to read as follows:
     “Commitment” means, subject to Sections 2.5 and 2.8, $210,000,000. The respective Pro Rata Shares of the Lenders with respect to the Commitment are set forth in Schedule 1.1.”

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     5. The first sentence of Section 2.8(a) of the Credit Agreement hereby is amended and restated in its entirety to read as follows:
          “(a) If no Default or Event of Default shall have occurred and be continuing, Borrower may at any time prior to the Revolving Loan Maturity Date request no more than one (1) increase of the Commitment by notice to the Administrative Agent in writing of the amount of such proposed increase (such notice, a “Commitment Increase Notice”); provided, however, that the aggregate amount of the increase in the Commitment shall not exceed $15,000,000 and shall be in the minimum amount of $10,000,000.”
     6. Schedule 1.1 to the Credit Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.
     7. No course of dealing on the part of Lenders, Agents or their officers, nor any failure or delay in the exercise of any right by any Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agents’ or Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of Lenders or Agents thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent, in accordance with the terms of the Credit Agreement.
     8. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agents or Lenders under the Credit Agreement, as in effect prior to the date hereof.
     9. All Representations and Warranties contained in the Credit Agreement or in any other document or documents relating thereto shall survive the execution and delivery of this Amendment. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Credit Agreement.
     10. As a condition to the effectiveness of this Amendment, Administrative Agent and the Requisite Lenders (and in the case of (b), below, JPMorgan Chase Bank, N.A. (“JPMorgan”) and New Lender) shall have received, in form and substance reasonably satisfactory to Administrative Agent and the Requisite Lenders (and in the case of (b), below, JPMorgan and New Lender), the following:
               (a) this Amendment, duly executed by Borrower, Collateral Agent, each of the other Agents, the Requisite Lenders and New Lender;
               (b) a Revolving Note (the “Replacement Note”) executed by Borrower in favor of JPMorgan in a principal amount equal to that JPMorgan’s Pro Rata Share of the Commitment, and a Revolving Note executed by Borrower in favor of New Lender in a principal amount equal to New Lender’s Pro Rata Share of the Commitment;
               (c) an Affirmation of Subsidiary Guaranty and Security Agreement, duly executed by each Guarantor;
               (d) Resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, with an incumbency certificate; each in form and content reasonably acceptable to Administrative Agent;
               (e) a certificate signed by a Responsible Official of Borrower certifying that the condition specified in Section 8.1(e) of the Credit Agreement is true and correct as of the date hereof;

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               (f) all reasonable attorneys’ fees and costs incurred by Agents’ counsel through the date of this Amendment, which may be debited from any of Borrower’s accounts (following Borrower’s authorization of such fees and costs); and
               (g) such other documents, and completion of such other matters, as Administrative Agent or any Lender proposing to sign this Amendment may reasonably deem necessary or appropriate.
     11. Upon receipt of the Replacement Note, JPMorgan shall mark the previously issued Revolving Note “cancelled” and return such Note to Borrower.
     12. The Governing law and venue provisions of Section 11.17 of the Credit Agreement are incorporated herein by this reference mutatis mutandis. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect except that each reference to the “Credit Agreement”, “Loan Agreement”, “Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Each party shall execute and deliver such further documents, and perform such further acts, as may be reasonably necessary to achieve the intent of the parties as expressed in this Amendment.
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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC.
By:	/s/ Keven K. Lippert
Keven K. Lippert
VP, General Counsel and Secretary

Address: ViaSat, Inc. 6155 El Camino Real Carlsbad, California 92009 Attn: Ronald G. Wangerin Chief Financial Officer Telecopier: (760) 929-3926 Telephone: (760) 476-2200

UNION BANK, N.A., as Administrative Agent
By:	/s/ Mark Adelman
Mark Adelman
Vice President

Address: UNION BANK, N.A. San Diego Commercial Banking Office 530 “B” Street, 4th Floor, S-420 San Diego, California 92101-4407 Attn: Mark Adelman Telecopier: (619) 230-3766 Telephone: (619) 230-3516

[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

UNION BANK, N.A., as Collateral Agent
By:	/s/ Mark Adelman
Mark Adelman
Vice President

Address: UNION BANK, N.A. San Diego Commercial Banking Office 530 “B” Street, 4th Floor, S-420 San Diego, California 92101-4407 Attn: Mark Adelman Telecopier: (619) 230-3766 Telephone: (619) 230-3516

UNION BANK, N.A., as a Lender and Swing Line Lender
By:	/s/ Mark Adelman
Mark Adelman
Vice President

Address: UNION BANK, N.A. San Diego Commercial Banking Office 530 “B” Street, 4th Floor, S-420 San Diego, California 92101-4407 Attn: Mark Adelman Telecopier: (619) 230-3766 Telephone: (619) 230-3516

[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
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BANK OF AMERICA, N.A., as a Lender
By:	/s/ Karin S. Barnes
	Name:	Karin S. Barnes
Senior Vice President

Address: Bank of America, N.A. 450 B Street, Suite 1500 San Diego, CA 92101 Attn: Karin S. Barnes Senior Vice President

[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Anna C. Ruiz
	Name:	Anna C. Ruiz
Vice President

Address: JPMORGAN CHASE BANK, N.A. 650 Town Center Drive, Suite 1000 Costa Mesa, CA 92626 Attn: Anna C. Ruiz Vice President
[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

BANK OF THE WEST, as a Lender
By:	/s/ Ed Ong
	Name:	Ed Ong
Vice President

Address:
BANK OF THE WEST
1280 4th Ave.
San Diego, CA 92101
Attn: Ed Ong
Vice President
[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

COMERICA BANK, as a Lender
By:	/s/ Steve D. Clear
	Name:	Steve D. Clear
Vice President

Address:
COMERICA BANK
611 Anton Blvd., 4th Floor M/C 4462
Costa Mesa, CA 92626
Attn: Steve D. Clear
Vice President
[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

CALIFORNIA BANK & TRUST, as a Lender
By:	/s/ Steve DeLong
	Name:	Steve DeLong
Senior Vice President

Address:
CALIFORNIA BANK & TRUST
4230 La Jolla Village Drive, Suite 100
San Diego, CA 92122
Attn: Steve DeLong
Senior Vice President
[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Donald S. Green
	Name:	Donald S. Green
Vice President

Address:
WELLS FARGO BANK, NATIONAL ASSOCIATION
401 B St., Suite 2201
San Diego, CA 92101
Attn: Donald S. Green
Vice President
[Signature Page to Second Amendment to
Fourth Amended and Restated Revolving Loan Agreement]